UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 20, 2024, CPI Aerostructures, Inc. (the “Company”), issued a press release announcing that it had reached a settlement with the Securities and Exchange Commission (the “SEC”) related to the Company’s previously announced restatements of certain of its financial statements for fiscal periods between January 1, 2018 and December 31, 2022.

The Company, without admitting or denying the findings, agreed to a cease-and-desist order regarding Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended, and Rules 12b-20, 13a-1, 13a-11, 13a-13, and 13a-15(a) thereunder. The Company has undertaken to (i) fully remediate its material weakness in internal control over financial reporting (“ICFR”) and have effective ICFR and disclosure controls and procedures (“DCP”) by December 31, 2024, (ii) publicly disclose, concurrent with the filing of the Company’s 2024 Annual report on Form 10-K, whether in management’s opinion, the Company has fully remediated its material weaknesses in ICFR and has effective ICFR and DCP, and (iii) certify, in writing, compliance with the above undertakings. If the Company fails to comply with these undertakings, a civil monetary penalty in the amount of $400,000 will be due to the SEC by June 30, 2025.

In determining to accept the Company’s offer of settlement, the SEC considered remedial acts promptly undertaken by the Company and cooperation afforded the SEC staff.

A copy of the press release announcing the settlement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of CPI Aerostructures, Inc., dated June 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2024	CPI AEROSTRUCTURES, INC.

By:	/s/ Andrew Davis
Andrew Davis
Chief Financial Officer

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